UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 30, 2010

Streamline Health Solutions, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-28132	31-1455414
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10200 Alliance Road, Suite 200, Cincinnati, OH	45242-4716
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (513) 794-7100

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Item 1.02 TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

Item 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

As previously reported on Form 8-K filed with the Securities and Exchange Commission on April 2, 2010, Streamline Health Solutions, Inc. (“Streamline Health” or the “Company”) informed B. Scott Boyden, Jr., the Company’s Senior Vice President Sales and Marketing, on March 30, 2010 that the Company’s Board of Directors had determined not to renew his employment agreement upon the expiration of its current term ending June 30, 2010. Therefore, Mr. Boyden’s employment with the Company and its subsidiaries will terminate on such date and his employment agreement will expire in accordance with its terms except as described in the following paragraph. The provisions of his employment agreement that survive the end of his employment term, including without limitation confidentiality and non-competition provisions, shall continue as set forth in the employment agreement.

On April 22, 2010, the Company and Mr. Boyden entered into a Severance Agreement and General Release. Pursuant to the terms of the Severance Agreement and General Release, the Company will pay Mr. Boyden severance in the amount of $112,500 in ten equal monthly installments beginning on July 31, 2010 and ending on April 30, 2011. The Company has also agreed to pay the costs of Mr. Boyden’s COBRA coverage through April 30, 2011. In consideration of such severance payment and benefits, Mr. Boyden released all potential claims against the Company relating to his employment with and severance from employment with the Company, other than any action by him to enforce the terms of the Severance Agreement and General Release.

The employment agreement has been previously filed with the Securities and Exchange Commission and is incorporated herein by reference as shown in Exhibit 10.1(a) to this report. A copy of the Severance Agreement and General Release is filed as Exhibit 10.1(b) to this report and is incorporated herein by reference.

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

EXHIBIT NUMBER		DESCRIPTION
10.1(a)	#	Employment Agreement among Streamline Health Solutions, Inc., Streamline Health, Inc. and B. Scott Boyden, Jr., effective June 16, 2008 (Previously filed with the Commission, and incorporated herein by reference from, Exhibit 10 of the Registrant’s Form 8-K, as filed with the Commission on June 26, 2008.)
10.1(b)	#	Severance Agreement and General Release among Streamline Health Solutions, Inc., Streamline Health, Inc. and B. Scott Boyden, Jr. dated April 22, 2010

# Management Contracts and Compensatory Arrangements.

Signatures

Pursuant to the requirements of the Securities Act of 1934, registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Streamline Health Solutions, Inc.

Date: April 27, 2010

By: /s/ Donald E. Vick, Jr.
Donald E. Vick, Jr.
Interim Chief Financial Officer

3